
WINNER MEDICAL



Winner Medical Group, Inc.
(OTC BB: WMDG)

A Leading Medical Dressings Manufacturer and Distributor

February 2009



Safe Harbor Statement

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Company Overview

Winner Medical Group is a leading company engaged in the manufacture, research, and marketing of medical care, wound care, home care and PurCotton products

Leading Manufacturer of Medical Dressing (Medical and Wound Care) Products from China

- ~ $85.5 million net sales in FY 08

4 Business Lines: Medical Care, Wound Care, Home Care and PurCotton Products

- Over 1,000 marketed products sold to the US, Europe, Japan and China
- 50 patents and patent applications in various products and manufacturing processes
- PurCotton product lines launched in late 2007

Robust Revenue Growth

- 2003 - 2008 CAGR: 21.91%
- Consolidated net revenue of $85.51 million in fiscal 2008, a 21.66% YoY growth

Company Facts:

- Founded in 1991
- Headquarter: Shenzhen, China
- Manufacturing plants: Shenzhen, Hubei, Shanghai in China
- Employees: 4,000+

Stock Information:

- Traded OTC BB since December 2005
- Ticker symbol: "WMDG"
- 44.7 million common shares outstanding
- ~15% public float
- Fiscal year end: September 30
- Investor Information at: http://ir.winnermedical.com

Company History and Key Milestones



Winner Zhuhai founded in February 1991
Winner Shenzhen established in January 1997
Winner Hubei (Tianmen) established in 2000
Winner Medical Group moved its headquarters to Shenzhen in September 2001
Winner Xishui (Winner Medical Group has 40% ownership) established in 2003
Winner Huanggang and Winner Shanghai established in March 2005
PurCotton launch and production lines commenced operation in late 2007
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Winner Chongyang and Jingmen established to engage in weaving and bleaching. Winner Medical Group is able to manage the manufacturing process from raw material to finished products
Winner Yichang established in April 1999
Winner Jiayu established in February 2001
Start trading on OTC Bulletin Board in December 2005 under the symbol of WMDG
Winner Jordan and Winner Hong Kong established in 2008

Executing a Focused Strategy to Drive Growth and Profitability

- Consolidate Product Portfolio & Customer Mix to Drive Margin Growth
  - Migrating to higher margin products and reducing production and sales of non-core and low growth products
  - Focus on expansion and penetration into leading international brands that focus on high quality and willing to pay premium for quality
  - Market "Winner" brand in developing markets in the Middle East, SE Asia and South America
- Deepen Penetration into Existing OEM Customers with New Products
  - FDA and CE pipeline
  - Promote PurCotton products in Japan, the U.S., China, and Europe
  - Market Winner Medical as a total procurement solution provider
- Develop Distribution Network to Capture Opportunities in China
  - Cooperate with OTC pharmacy chains
  - Partner with regional distributors to sell PurCotton products in selected provinces in China
  - Dedicated sales team in Guangdong province
  - Direct sales to hospitals
- Market New PurCotton Products to Drive Medium- to Long-term Growth
  - Good reception of PurCotton products from Japanese, US, European and Chinese customers
  - PurCotton raw materials for Japan, China , and the US clients are in trial production
  - Trial order of PurCotton finished medical products from US and EU market

Global Medical Supply Demand is Rising

Growing Demand in Multiple Market Segments

- Industry demand driven by technological advances and new healthcare industry demands
- Favorable market trends:
  - Aging demographics
  - Hospitals reducing costs, fuelling demand for alternative products that increase efficiency and reduce labor costs
  - Environmental concerns warrant demand for environmental friendly products
- Global surgical and wound care market forecasted to grow from $7 billion in 2007 to $9 billion in 2010[#]
- US demand for disposable medical supplies expected to grow at 5% p.a. to $70.4 billion in 2011[*]


Surgical Sealants, Glues & Wound Closure Global Market, 2006-2011
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$millions
2006
2007
2008
2009
2010
2011
Year
REST OF WORLD
LATIN AMERICA
BENELUX
SPAIN
ITALY
FRANCE
UK
GERMANY
JAPAN
USA

Source: MedMarket Diligence, LLC, report #S145; http://www.mediligence.com/rpt/rpt-s145.htm

[#] MedMarket Diligence, LLC
[*] Freedonia

Growth in Exports from China

Strengthening Overseas Market Penetration

- Export growth is driven by manufacturing shift to lower-cost labor and manufacturing areas
- China exported $708 million worth of medical dressing (medical and wound care) products in 2007*
  - Winner Medical commanding approximately 10% of the country's export market share

Winner Medical is Building Share among Leading International OEMs

- WMDG provides increasingly customized products, with specialized design, manufacturing and packaging services

Medical Dressing Exports from China


US$
2007
708,420,000
2006
581,130,000
2005
525,490,000
2004
439,100,000
2003
352,650,000
2002
296,690,000
2001
282,580,000
2000
261,470,000
1999
240,010,000
1998
255,200,000
1997
247,940,000

*Data source: China Statistical Year Book

Initiatives to Capture China's Growing Medical Supplies Market

Expanding Domestic Market Demand

- Demand in China for disposable medical products has grown 14% per year since 1990#
- Market size for medical devices is estimated to be $8 billion#
- 12.82% of Winner Medical sales were within China in fiscal year 2008

Broadening Distribution Channel to Capture Domestic Market Potential

- Partnering with a regional distributor Shanghai, Guangdong, Zhejiang and Hunan Province in China
- Cooperating with 17 drugstore chains which have a combined network of 13,736 shops in all major cities in China
- Expanding headcount to support sales and distribution network expansion
- Direct sales to more than 30 hospitals in Guangdong province


中国 CHINA

Roth Capital

Scalable Business Model in Strong Growth Segments

Extensive, Diverse Product Portfolio Provides One-Stop-Shop

- Products in four broad categories
  - Medical care products - operating room products, procedural packs, protective products and gauze
  - Wound care products - dressing pads, cotton products, retention products and dental products
  - Home care products - handkerchiefs sweat pads, baby wear and bathing sets
  - PurCotton products - jumble rolls for consumer raw materials, operating room towels, lap sponges, swabs and surgical gowns
- Continuous robust revenue growth: 2003-2008 CAGR: 21.91%
- Expanding portfolio of product offerings



US $ m
80
60
40
20
0
63.9
5.83
70.3
5.63
85.5
5.07
2006
2007
2008
Revenue
Net Profit

Winner WINNER MEDICAL

Product Offering

- **Medical Care Products**
  - Surgical Dressings
  - Surgical Protective Products
  - Surgical Instrument
- **Wound Care Products**
  - Wound Dressings
  - Retention Products
  - Dental Products
- **Home Care Products**
  - First Aid Kits
  - Cosmetic Products
  - Baby Products
- **PurCotton Products**

Winner WINNER MEDICAL

Medical Care Products









Wound Care Products









Home Care Products









Revenue Expansion Opportunities – Innovative Product Development – PurCotton

Market Opportunities for PurCotton, a Substitute for Woven Cotton and Non-Woven Synthetic Fabric

- Nonwoven market potential
  - Sales of nonwoven products at the producer level in the North America amounted to $4.97 billion in 2005#. The industry is forecasted by INDA to grow by more than 4% a year over the medium- to long-term
  - Nonwoven market in Europe is estimated to be slightly lower than that of the U.S. market
- PurCotton products can be utilized in multiple markets
  - Medical disposable market: gauze products and surgical gowns
  - Consumer market: wipes, baby products, and other hygiene products
- PurCotton has superior characteristics of natural cotton material made using nonwoven technology
  - It is of higher quality than both woven cotton and nonwoven synthetic fabric
  - Stronger, more natural, safer, more durable, healthier, more eco-friendly
- Ideal substitute for:
  - Woven cotton gauze
    - ➢ PurCotton significantly lowers manufacturing cost and reduces production time
    - ➢ PurCotton is a durable fabric, with superior absorbency. It has high tensile strength and lower weight, and does not produce extraneous fibers and lint
  - Nonwoven synthetic products
    - ➢ PurCotton is a "green" product – non-allergenic and fully biodegradable
    - ➢ Price gap with polyester will be narrowed due the rising oil prices

Association of the Nonwoven Fabrics Industry (INDA)

Revenue Expansion Opportunities – Innovative Product Development – PurCotton

PurCotton

- Patented manufacturing methodology for the 100% cotton nonwoven products
- Obtained patent in China, the U.S., Russia, Singapore, South Africa, and 34 Member states of the European Patent Office, patent application pending in other countries and regions
- New technology will lower production cost
  - Eliminate about 90% of labor costs
  - Significantly reduce production lead time from 2-3 months to less than 10 days
- PurCotton product line: roll out on track
  - Revenue of PurCotton raw materials are gradually increasing, with $843,000 in revenue for Q1 fiscal year 2009
  - Order of PurCotton raw materials for consumer products from customers in US, Japan and China gradually increasing
  - Trail order of PurCotton finished medical products from the US and EU clients
  - Marketing our own branded PurCotton wipes/tissue in Hong Kong and Mainland China, as well as the PurCotton materials for the international clean room product market









Worldwide Marketing and Distribution of Products

Winner Medical Products Sold in Major Regions across the World



Top Tier Clients Require Premium Quality

Broad Base of Customers

- 18+ years of business relationships with leading multinational medical producers and distributors that employ high quality standards
- Diversified customer base of 150+ clients, with the top 10 customers accounting for approximately 45% of fiscal 2008 annual revenue

Existing Customers

CardinalHealth United States	BSN medical Germany	Medeco Netherlands	vernoncarus United Kingdom
COVIDIEN United States	ARTSANA Italy	MÖLNLYCKE HEALTH CARE Sweden	白十字 Japan

Focused and Innovative R&D Capabilities

Driving Innovation through Dedicated R&D

- 80+ professionals dedicated to R&D efforts
- R&D expenses increased from ~1.5% to ~2.1% of revenue over the past four years
- R&D efforts primarily focused on development of PurCotton and self-adhesive bandages
- PurCotton R&D is enhancing the manufacturing process, shortening the production cycle, reducing waste and improving product quality and cost efficiency
- Continued efforts to develop value-added features with PurCotton products


US$ '000
2,500
2,000
1,500
1,000
500
0
4%
3%
3%
2%
2%
1%
1%
0%
1.47%
2.50%
2.92%
2.11%
855
1,580
2,050
1,802
2005
2006
2007
2008
R&D Expenses
R&D / Sales

Vertically Integrated and Expanding Production Capacities

Strict Quality Controls; Advanced Production Technology

- Fully integrated production capabilities from upstream raw material processing to export of finished products
- Provides total procurement solutions to customers, including design and R&D support
- Eight wholly owned factories in Hubei and Shenzhen of China
- All facilities in China occupy nearly 889 thousand square meters
- New production base for PurCotton occupying a total area of approximately 565 thousand square meters in Huanggang
- Three production lines for PurCotton installed





Strong and Experienced Management Team

- **Jianquan Li** - CEO
  - Founder of Winner Group and has served as Chairman and CEO since subsidiary company's formation in 1991
  - Chief Executive Officer, President and Director
  - Key to developing the strategic vision; oversees the implementation of business plan
- **Xiuyuan Fang** – CFO
  - Chief Financial Officer, Vice President and Treasurer, and Director
  - Worked in Winner Group since 1999
  - Certified public accountant and has extensive experience in financial management, capital management and tax planning
- **Yagang Xie** – Head of R&D
  - 40 years' experience in chemical technology, weaving, dyeing and finishing
- **Shousheng Li** – Head of Operations
  - 30 years' experience in operation management
- **Wenqun Tan** – Head of International Sales
  - Extensive experience in international sales
- **Junxiong Zeng** – Head of Domestic Sales
  - Experience in manufacture, quality assurance, and R&D

FY2008 Q1 Financial Highlights – Strong Growth YoY

	As of December 31, 08 (Unaudited) in thousands US$	As of December 31, 07 (Unaudited) in thousands US$	YoY Change (%)
Sales revenue	25,730	19,326	+33.14
Gross Profit	6,603	4,800	+37.56
Other Operating Income	485	365	+32.88
Exchange Difference, net	-885	-314	-
Operating expenses	-4,459	-3,584	+24.41
Income from operations	1,745	1,267	+37.73
Net income	1,475	1,162	+26.94

Strong Revenue Growth with Stable Margins

Q1 FY09: Consolidated Net Sales of $25.73 Million, a 33.14% Y-o-Y Increase
Consolidated Net Profits of $1.48 Million, a 26.94% Y-o-Y Increase


Revenue
US$ m
2007
19.33
25.73

- Q1 FY09 Gross Margin: 25.66% (Gross Profit / Revenue)
- Q1 FY09 Operating Margin: 6.78% (Income from Operations / Revenue)
- Q4 FY08 Net Margin: 5.73% (Net Income / Revenue)


30%
25%
20%
15%
10%
5%
0%
25%
22%
25%
27%
25%
22%
25.91%
26.52%
25.66%
9%
8%
8%
7%
6%
3%
7.50%
6.30%
5.73%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Gross Margin
Net Margin

Robust Revenue Driven by Demand for Traditional Line Products from Large US Customers



Revenue by Market
US$ m
50
40
30
20
10
0
43.2
18.7
19.3
10.1
8.8
46.1
22.7
12.5
13.6
5.1
Q1 09
Q1 08
Europe
Japan
Americas
China
Other



Q1 09
Revenue by Market
8.76%
10.11%
43.15%
19.28%
18.69%



Q1 08
Revenue by Market
5.12%
13.58%
46.12%
12.47%
22.71%

Healthy Balance Sheet

Key Balance Sheet Items (in millions US$)

	As of December 31, 08 *(Unaudited)*	As of Sept 30, 08
Cash and cash equivalents	7.73	6.46
Accounts Receivable	12.89	13.52
Inventory	17.36	15.84
Total Assets	101.68	101.92
Short-term bank loans	14.34	15.03
Current Liabilities	27.41	28.97
Total Liabilities	27.46	29.01
Stockholders' Equity	74.17	72.76

Investment Highlights

- Solid Revenue Growth with a Strong Focus on Profitability
  - Consistent robust revenue growth: CAGR 21.91% 2003-2008
  - Focus on margin growth to enhance profitability
- Extensive Overseas Distribution Network and Strong Market Leadership Position
  - Largest exporter by volume in China's medical dressing industry
  - 18+ years of relationships with multinational produces and distributors
- Scalable Business Model in Strong Growth Segments
  - Solid growth across all markets
  - Comprehensive product range, reckoned quality and strong FDA and CE product pipelines
- Continued Innovation and PurCotton Launch Open New Markets and Drive Medium to Long Term Growth

Winner WINNER MEDICAL

Thank You

Winner WINNER MEDICAL

Appendix

Organizational Structure

Shareholding structure:	
Mr. Li	80.7%
Management & associates	3.8%
Strategic Investor	8.6%
Others	6.9%



Winner Medical Group Inc.
100% control
Winner Group Limited
Eight wholly owned subsidiaries, and four joint venture companies
Winner Industries (Shenzhen) Co., Ltd.
Winner Medical & Textile Ltd. Zhuhai
Winner Medical & Textile Ltd. Jingmen
Hubei Winner Textiles Co., Ltd
Winner Medical & Textile Ltd. Yichang
Winner Medical & Textile Ltd. Chongyang
Winner Medical & Textile Ltd. Jiayu
Winner Medical (Huanggang) Co., Ltd.
Shanghai Winner Medical Apparatus Co., Ltd.
Winner Medical & (Hong Kong) Ltd
Winner Medical & Textile Ltd., Xishui
Winner Medical Jordan Ltd.
100% owned
60% owned
60% owned
40% owned
35% owned

Company estimates as of December 2008

Major Products with FDA Approval

#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
1	I	Sling, Arm	Triangular Bandage - Non-Sterile	Triangular bandage - Arm sling
2	I	Cover, Shoe, Operating-Room	Surgical Shoe Cover	Various types of Shoe Covers
3	I	Shoes , Operating-Room	Surgical Shoes	Various types of Surgical Shoes
4	I	Shoe and Shoe Cover, Conductive	Shoe and Shoe cover	Various types of shoes and shoe covers
5	I	Suit, Surgical	Suits	Various Coats, Jackets, and Trousers
6	I	Cap, Surgical	Surgical Caps	Caps
7	II	Gown, Isolation, Surgical	Isolation Gowns	Various types of Isolation Gowns
8	I	Gown, Examination	Cover Gowns	Various types of Cover Gowns
9	II	Gown, Operating-Room	Protection Gown	Various types of Protection Gowns
10	II	Mask, Surgical	Surgical Masks	Masks
11	I	Applicator, Absorbent Tipped	Absorbent Tipped Applicator	Various types of Absorbent Tipped Applicators
12	I	Adhesive, Tape and Bandage	AdhesiveTape and Bandage	Various types of Adhesive Tapes and Bandage
13	I	Pad, Eye	Eye Pad	Eye Pad made of Various materials
14	I	Bandage, Elastic	Elastic Bandages	Various types of Elastic Bandages
15	I	Absorber, Saliva	Saliva absorber	Various types of Saliva Absorber
16	I	Forceps, General % plastic surgery	Forceps	Various types of forceps
17	I	Scissors, general, surgical	Scissors	Various types of scissors

Major Products with FDA Approval *(cont'd)*

#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
18	I	Blade, scalpel	Scalpel	Various types of scalpels
19	I	Depressor, Tongue, Non-surgical	Tongue Depressor	Various Types of Tongue Depressors
20	I	Cotton, roll	Cotton rolls	Various Types of Cotton Rolls
21	I	Evacuator, Oral Cavity	Oral Evacuator	Various types of Oral Evacuators
22	I	Gauze/Sponges, internal	Gauze sponges	Various types of Gauze Sponges
23	I	Tray, impression, Preformed	Impression Tray	Various Types of Impression Tray
24	I	Syringes, restorative and impression material	Restoration syringes	Various types of restoration syringes
25	I	Mouthpiece, Saliva Ejector	Saliva Ejector	Various Types of Saliva Ejectors
26	I	Syringes, periodontic, endodontic, irrigating	periodontic syringe	Various Types of Periodontic Syringes
27	I	Tourniquet, nonpneumatic	Tourniquet	Various Types of Nonpneumatic Tourniquets
28	I	Tourniquet, Gastro-Urology	Tourniquet	Various Types of Gastro and urology Tourniquets
29	I	Unit, Operative dental	Multiple	Various Protective Barriers and Sleeves
30	I	Gauze/Sponges, internal, X-ray Detectable	X-ray Detectable Gauze Sponges, laparotomy sponges	Various types of X-ray Detectable Gauze Sponges, laparotomy sponges
31	I	Fiber, medical, Absorbent	Gauze sponges	Various types of Gauze Sponges
32		Alcohol Pad		

Existing Production Facilities

- Eight factories in Hubei Province, Shenzhen and Huanggang of China
- All facilities in China occupy nearly 889 thousand sq. meters
  - Hubei factory
    - Major products: gauze swabs
    - Major functions: spinning and making gauze swabs
  - Shenzhen factory
    - Major functions: packaging and sterilization
- A workforce of more than 4,000 employees
- Upstream manufacturing facilities strategically located near Yangtze river within cotton growing region
- ISO 9001:2000, ISO 13485: 2003, and 21CFR Part 820 U.S. FDA Medical Device Quality System Regulation






New Production Facilities

- Total area of PurCotton manufacturing base amounts to approximately 565 thousand square meters in Huanggang, China
- Facilities near shipping ports
- Three production lines in operation
- Positioned to add production lines in response to market demand

